Cincinnati Bell Third Quarter 2012 Results October 30, 2012

2 2 Today’s Agenda Performance Highlights Jack Cassidy, President & Chief Executive Officer Review of Cincinnati Bell Communications Ted Torbeck, President, Cincinnati Bell Communications Review of CyrusOne Gary Wojtaszek, President & Chief Executive Officer, CyrusOne Financial Overview Kurt Freyberger, Chief Financial Officer Question & Answer Cincinnati Bell Management Team

3 3 Safe Harbor This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 4 Non GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Jack Cassidy President and CEO

6 6 2012 3rd Quarter Highlights Building on first half momentum Net revenue of $368 million in the quarter is comparable to Q3 2011 and Q2 2012 Adjusted EBITDA of $130 million in the quarter is down from $133 million in Q3 2011, largely reflecting impact of stock price increase CyrusOne continues strong growth trend as revenues increase 20% and Adjusted EBITDA improves 19% year-over-year Wireless Adjusted EBITDA is up 6% year-over-year despite 12% decrease in subscriber base • Fioptics revenue grows 47% year-over-year as Wireline adds 5,000 new Fioptics entertainment customers during the quarter • Constructed 95,000 sq ft of new data center space during the quarter and sold 11,000 sq feet - Results in utilization of 78% • Stock price increase of 53% during the quarter results in a $6M mark-to-market charge - Negates the growth in Adjusted EBITDA from data centers and Fioptics • Wireline and Wireless continue to deliver solid Adjusted EBITDA margins of 46% and 35%, respectively, despite continued subscriber losses

7 7 Q3 2012 Year over Year Change in Revenue CyrusOne’s revenue continues 20% growth trend $10 million or 20% increase in Data Center Colocation • Utilized data center space is 15% higher year-over-year, excluding impact of space decommissioned in Q2 2012 ($1 million) decrease in IT Services and Hardware ($1 million) decrease in Wireline • Revenue growth from Fioptics and enterprise offerings continues to be key in offsetting access line losses ($8 million) decrease in Wireless • Subscriber base continues to decline ($’s in millions) $369 $368 ($1) ($8) ($1) $10 ($1) Q3 2011 Wireline Wireless IT Svcs & HW DC Colocation Eliminations Q3 2012

8 8 Q3 2012 Year over Year Change in Adjusted EBITDA $5 million increase in Data Center Colocation • Due largely to higher revenue from sales of new space $1 million increase in Wireless • Focus on profitability continues to drive lower operating costs ($3 million) decrease in Wireline • Access line losses continue to drive the decrease in high-margin voice revenue, but full impact is partially offset by growth products and cost management initiatives ($6 million) increase in Corporate expenses • Relates largely to unfavorable mark-to- market adjustments on comp plans due to a 53% increase in stock price during the quarter ($’s in millions) $133 $130 ($3) $0 $1 $5 ($6) Q3 2011 Wireline IT Svcs and HW Wireless DC Colocation Corporate Q3 2012

Ted Torbeck President, Cincinnati Bell Communications

10 10 Wireline Performance ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireline Revenue and Adjusted EBITDA Generated solid revenue of $182 million, comparable to Q3 2011 • Revenue from Fioptics increased 47% year-over-year to $18 million, continuing to mitigate impact of access line losses • Revenue from enterprise fiber-based and VoIP products increased $5 million year- over-year Adjusted EBITDA of $84 million in the quarter • Voice revenue down $6 million driven by access line losses • Growth in Fioptics accounted for a $2 million increase to Adjusted EBITDA year- over-year • Cost-out initiatives continue to be vital in partially offsetting growth and other costs $183 $180 $182 $184 $182 $87 $88 $89 $88 $84 48% 49% 49% 48% 46% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 $87 $84 ($6) $6 $3 ($6) Q3 2011 Voice Revenue Revenue from Entertainment, Data & VoIP Cost-out Initiatives Growth Costs and Other Q3 2012 Wireline Adjusted EBITDA Year over Year Changes

11 Q3 2012 Fioptics subscribers • 184K units now passed; added 15K in Q3 • 51K entertainment subs; added 5K in Q3 • 52K internet subs; added 5K in Q3 • 38K voice subs; added 3K in Q3 Churn for entertainment subscribers was 3.0% in the quarter, an improvement when compared to 3.3% in Q3 2011 • Churn rate expected to improve as Fioptics footprint is expanded to cover more single family units • Q3 is historically a ‘move’ season with higher churn Fioptics consumer monthly ARPU improved to $131, up from $121 in Q3 2011 11 Fioptics continues to be a success • 28% penetration of total units passed Fioptics Activity 38 40 43 47 51 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Total Entertainment Subscribers (in thousands)

12 222 218 214 210 208 37 39 43 47 52 259 257 257 257 260 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Fioptics (Including Cable) DSL (3) (4) (4) (4) (2) 4 2 4 4 5 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 DSL Net Adds Fioptics Net Adds High-Speed Internet Net Adds 12 High-Speed Internet Subscriber Activity Added 5K Fioptics high-speed internet subscribers in Q3 2012 • More than offsets DSL losses for the quarter Fioptics high-speed internet subscribers have grown 40% year-over-year Churn of high-speed internet subscribers was 2.0% in the quarter, an improvement when compared to 2.2% in Q3 2011 (In thousands) 1 (2) - - High-Speed Internet Customers (DSL & Fioptics) 3

13 Access Line Loss – Consumer & Business Y-O-Y in-territory access line loss of 7.6% • Reflects an improvement from in-territory loss of 7.9% in Q2 2012 and 7.8% in Q3 2011 • Drove total access line loss of 7.8%, also improved from 8.0% in Q2 2012 • Total loss rate continues to be impacted by reduced activities in CLEC markets Access line churn of 1.4% in the quarter is slightly better than 1.5% in Q3 2011 13 (In thousands) (11) (10) (10) (9) (9) (4) (4) (3) (1) (4) (15) (14) (13) (10) (13) Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Access Line Loss Consumer Access Lines Business Access Lines

14 14 Wireless Performance Revenue Adj. EBITDA Adj. EBITDA Margin Wireless Revenue & Adjusted EBITDA Continued focus on profits and cash flow generation drove a strong Adjusted EBITDA margin of 35% in the quarter • Adjusted EBITDA margin in the quarter is improved vs Q3 2011 despite lower revenue • Postpaid ARPU was $51.34 in the quarter, up from $50.36 in Q3 2011 • Prepaid ARPU of $28.47 remained flat compared to Q3 2011 Smartphone subscribers have grown 6% y-o-y to 126K, continue to favorably impact ARPU • Postpaid data ARPU grew 17% year-over-year to $17.43 • Postpaid smartphone penetration now at 38% of total postpaid subscriber base, up from 32% in Q3 2011 Postpaid churn was 2.4% in the quarter, increasing slightly from 2.2% in Q2 2012 and 2.1% in Q3 2011 ($’s in millions) $68 $68 $64 $62 $60 $20 $19 $24 $24 $21 29% 28% 37% 39% 35% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 322 311 298 285 271 150 148 148 145 145 472 459 446 430 416 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Prepaid Postpaid Wireless Customers (In thousands)

15 $79 $76 $73 $77 $78 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Revenue 15 ($’s in millions) IT Services and Hardware Segment generated strong revenue of $78 million during the quarter • Revenue from Managed and Professional Services grew by $4 million, or 17%, from 2011 • Telecom & IT Equipment sales were 9% lower compared to same period in 2011 Adjusted EBITDA and margin were $6 million and 8%, respectively, in the quarter • Both are comparable to Q3 2011 and are double that of Q2 2012 $6 $5 $4 $3 $6 8% 6% 6% 4% 8% Q3 2011 Q4 201 Q1 2012 Q2 2012 Q3 2012 Adjusted EBITDA Adj. EBITDA Adj. EBITDA Margin

Gary Wojtaszek President and CEO, CyrusOne

17 17 Revenue increased by 20% year- over-year • Total utilized space is up 15% compared to Q3 2011, excluding impact of space decommissioned in Q2 2012 Adjusted EBITDA increased by 19% year-over-year • Results in Adjusted EBITDA margin of 52% Data Center Colocation Performance ($ in millions) Data Center Colocation Revenue and Adjusted EBITDA Revenue Adj. EBITDA Adj. EBITDA Margin $47 $49 $53 $54 $57 $25 $27 $29 $29 $30 53% 56% 55% 53% 52% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012

18 $1,026 $2,538 $3,274 $3,728 $3,972 2007 2008 2009 2010 2011 18 CyrusOne has more than 100 customers that are part of the Fortune 1000 • Includes private and foreign entities that are of an equivalent size to the Fortune 1000 • Approximately 79% of revenue is generated from Fortune 1000 customers Revenue growth continues to be driven by existing customer base 5-Year Growth - Total Customer Base Customer Base Continues to Grow More than 100 customers are part of the Fortune 1000 5-Year Growth - Monthly Recurring Billings from Top 25 Customers ($ in thousands)

19 19 Well-diversified and reliable revenue base • No single customer accounts for more than 8% of total revenue • 57% of total revenue is generated from investment grade companies Energy industry continues to be significant to CyrusOne’s revenue • 38% of revenue is generated from customers in the energy industry • Counts 5 of the 6 ‘Supermajor’ oil & gas companies as customers Revenue Mix by Industry type(1) CyrusOne’s Revenue Mix Well-diversified customer portfolio IT Financial Services Telecom Health- care Other (1) As of September 30, 2012

20 630 673 688 683 694 106 90 118 118 202 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Data Center Utilization Update Data Center Capacity At Quarter end Added approx. 95k sq ft of net new space during the quarter • Commissioned 47k sq ft in the Dallas market, 36k sq ft in San Antonio and 15k sq ft in Houston • Sold 11 sq ft of this new space in the quarter • Utilization of 78% at the end of the quarter (sq ft in thousands) Utilized Available 88% 85% 86% 20 85% 78%

21 Data Center Capacity and Utilization by Market 21 Still on track to complete 40k sq ft at our new facility in Phoenix during Q4 2012 Market # of Facilities Capacity (Sq Ft) % Utilized Cincinnati 7 412,000 92% Houston 3 189,000 87% Dallas 5 170,000 67% Austin 2 57,000 30% San Antonio 1 36,000 17% Other Markets 5 32,000 49% TOTAL 23 896,000 78%

Kurt Freyberger Chief Financial Officer

23 Q3 2012 and 2011 Income Statement (Unaudited, $’s in millions except per share amounts) 23 2012 2011 $ % Revenue 368.2$ 368.8$ (0.6)$ 0% Costs and expenses Cost of services and products 172.3 174.6 (2.3) (1)% Selling, general and administrative 72.2 66.5 5.7 9% Depreciation and amortization 55.4 49.1 6.3 13% Restructuring charges 0.9 - 0.9 n/m Gain on sale or disposal of assets (0.6) (8.4) 7.8 93% Transaction costs 1.7 0.7 1.0 n/m Asset impairments 0.3 - 0.3 n/m Operating income 66.0 86.3 (20.3) (24)% Interest expense 55.2 53.3 1.9 4% Other expense, net 0.1 - 0.1 n/m Income before income taxes 10.7 33.0 (22.3) (68)% Income tax expense 6.8 15.4 (8.6) (56)% Net income 3.9 17.6 (13.7) (78)% Preferred stock dividends 2.6 2.6 - 0% Net income applicable to common shareowners 1.3$ 15.0$ (13.7)$ (91)% Basic earnings per common share 0.01$ 0.08$ Diluted earnings per common share 0.01$ 0.07$ Three Months Ended September 30, Change

24 24 Q3 2012 Free Cash Flow ($17 million) negative Free Cash Flow for 3rd quarter of 2012 • Largely attributable to $12 million of higher net outflows from working capital associated with timing of cash payments and receipts, and $6 million of higher pension and other post-retirement payments ($97 million) negative Free Cash Flow for first nine months of 2012 and expect trend to continue in Q4 2012 Significant items influencing 2012 FCF as compared to 2011: • Capital expenditures are expected to be over $300 million for 2012 due to the increase in data center investments • Pension and other post-retirement payments expected to be approximately $20 million higher than 2011 • Adjusted EBITDA guidance of $530 million in 2012 compared to $545 million in 2011

25 Available Liquidity 25 ($ in millions) Cash and cash equivalents 8$ Capacity under the Corporate credit facility 210 Capacity under the Receivables facility 30 248$ Liquidity at September 30, 2012

26 2012 Financial Guidance 26 Category 2012 Guidance Revenue $ 1.5 billion Adjusted EBITDA* Approx. $530 million * Plus or minus 2 percent